UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04537

Liberty All-Star Growth Fund, Inc.

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Sareena Khwaja-Dixon, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: December 31

Date of reporting period: January 1, 2026 – June 30, 2026

Item 1. Report to Stockholders.

(a)

ALL STAR® FUNDS

ASG
LISTED
NYSE

Liberty All-Star® Growth Fund

Semi-Annual Report | June 30, 2026

Contents

1	President’s Letter
5	Table of Distributions and Rights Offerings
6	Stock Changes in the Quarter and Distribution Policy
7	Top 20 Holdings & Economic Sectors
8	Investment Managers/Portfolio Characteristics
9	Manager Interview
11	Schedule of Investments
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statements of Changes in Net Assets
20	Financial Highlights
22	Notes to Financial Statements
31	Description of Lipper Benchmark and Market Indices
Inside Back Cover: Fund Information

A SINGLE INVESTMENT...

A DIVERSIFIED GROWTH PORTFOLIO

A single fund that offers:

●	A diversified, multi-managed portfolio of small-, mid- and large-cap growth stocks
●	Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic
●	Access to institutional quality investment managers
●	Objective and ongoing manager evaluation
●	Active portfolio rebalancing
●	A quarterly fixed distribution policy
●	Actively managed, exchange-traded, closed-end fund listed on the New York Stock Exchange (ticker symbol: ASG)

LIBERTY ALL-STAR® GROWTH FUND, INC.

Liberty All-Star® Growth Fund	President’s Letter
(Unaudited)

Fellow Shareholders:	July 2026

While there were many forces that impacted equity market returns in the second quarter of 2026, two in particular stood out due to their longer-term implications for investors. The first was the cessation of open warfare between the U.S. and Iran, as the two countries agreed to an initial, if precarious, ceasefire on April 8. Stocks responded with their best day of the year, the S&P 500® Index, the Dow Jones Industrial Average (DJIA) and the NASDAQ Composite Index all gaining more than 2.5 percent. The second was divergent developments related to the artificial intelligence (AI) trade. On one hand, investors exhibited unease over the enormous capital spending required for infrastructure build-out and the time needed to recover the investment. However, investors drove stocks to exceptional triple-digit returns generated in a single quarter by a select group of AI-related stocks. For investors, these two factors meant extreme, even historic, swings up or down on any given trading day but the outcome at June 30 was a strong quarter.

The S&P 500 returned 15.20 percent, its best quarter since the second quarter of 2020 when markets rallied after the initial COVID-19 sell-off. The advance was built on returns of 10.49 percent in April and 5.26 percent in May, which offset the -0.95 percent reversal in June. The period was a turnaround compared to the first quarter when the index declined 4.33 percent. The two quarters’ returns netted out to a gain of 10.21 percent for the first half of the year.

The DJIA gained 13.38 percent for the second quarter and 9.76 percent for the first half (after a decline of 3.19 percent in the first quarter). The NASDAQ Composite—despite a difficult June—ended the quarter with a strong 21.60 percent return and for the first half was ahead 13.13 percent (it, too, declined in the first quarter, off 6.96 percent).

As the U.S.—Iran fighting commencement disrupted world equity markets, so its cessation calmed them, despite sporadic confrontations that flared up throughout the second quarter and into the third. The tenuous peace agreements did not, however, eliminate the economic fallout for world energy markets and oil-dependent economies. West Texas Intermediate crude oil, trading at around $70/barrel before the conflict, soared to about $113/barrel before settling back to the $70/barrel range to end the quarter. In the U.S., the impact hit hardest at the gas pump; March CPI (reported in April) increased to an annual rate of 3.3 percent with gas prices accounting for nearly three-quarters of the advance, according to the Bureau of Labor Statistics. The upward trend continued in April and May, as the CPI rose at an annual rate of 3.8 percent and 4.2 percent, respectively, for the two months.

The price increases sparked debate about the direction of interest rates and whether the Federal Reserve would raise them to blunt the inflationary surge. The Fed took no action on that front—holding the fed funds rate steady in a range of 3.50 percent to 3.75 percent—but nevertheless the central bank was a center of attention throughout the quarter as Jerome Powell presided over his last meeting as Fed chair on April 29. Two weeks later the Senate confirmed Kevin Warsh as Powell’s successor.

While the Fed took no action, interest rates nevertheless reflected the impact of rising prices. Yields on the U.S. Treasury’s longest-dated bond rose to a level not reached since the 2007 global financial crisis. Persistently higher yields were seen as a threat to U.S. economic growth as well as an equity market recovering from losses in the first quarter. Nevertheless, one of the Fed’s primary missions is price stability and the inflationary data fueled speculation about the possibility of a tighter monetary policy in the second half of 2026.

Semi-Annual Report (Unaudited) | June 30, 2026	1

Liberty All-Star® Growth Fund	President’s Letter
(Unaudited)

The higher cost of money was one of the factors sparking a short but sharp sell-off in June during which the tech-heavy NASDAQ Composite experienced the greatest one day point drop in its history, 1,121.53 points or 4.18 percent. The huge capital commitments to the AI build-out, primarily the previously mentioned data centers, sparked the selling: AI hyperscalers—like Alphabet, Amazon, Meta, Microsoft, and Oracle—have taken on rapidly increasing levels of debt, with estimates exceeding $500 billion in debt issuance this year alone. Investors also focused on the narrow market leadership driven by the vertical increase in value for a number of semiconductor and memory chip stocks. June closed with most major indices lower for the month but for most of the quarter the NASDAQ Composite posted successive record highs, at one point rising for 13 consecutive trading days.

Strong earnings reports were among the factors pulling technology stocks out of their late first quarter slump and, indeed, quarterly earnings easily exceeded analysts’ estimates for S&P 500 listed companies. The underlying resilience of the U.S. economy reinforced the positive view; U.S. GDP expanded 2.1 percent in the first quarter (reported during the second quarter), marking a rebound from the 0.5 percent growth rate in the last quarter of 2025. Moreover, in May consumer spending was reported to have risen for the fourth straight month—even backing out higher gasoline prices. The labor market remained stable, with the addition of 148,000 jobs in April and 129,000 in May although job creation declined to 57,000 in June, which was below the expected 110,000.

While growth style stocks generally reported losses in the first quarter of 2026, they rebounded strongly in the second quarter, posting double-digit gains across all capitalization ranges. The large-cap Russell 1000® Growth Index returned 16.74 percent and the Russell Midcap® Growth Index returned 14.55 percent. Small-cap growth stocks continued their resurgence with the Russell 2000® Growth Index’s return of 25.71 percent leading the way. Small-cap breadth was weak, as just 28 percent of stocks outperformed the index that was driven by unprofitable, heavily shorted and speculative names.

Liberty All-Star® Growth Fund

Fund performance was inline or moderately ahead of the returns posted by relevant benchmarks in the second quarter. The Fund returned 19.34 percent with shares valued at net asset value (NAV) with dividends reinvested and 17.61 percent with shares valued at market price with dividends reinvested. (Fund returns are net of fees.) The Fund’s NAV performance trailed that of its primary benchmark, the Lipper Multi-Cap Growth Mutual Fund Average, by less than a half percentage point while the market price return lagged by about two percentage points. The NAV return narrowly topped that of the Russell Growth Average while the market price return lagged slightly. By both measures Fund performance was ahead of the S&P 500 and the DJIA but was moderately behind that of the NASDAQ Composite.

For the first half the Fund’s NAV performance was ahead of the Lipper Multi-Cap Growth Mutual Fund Average, 11.26 percent versus 10.48 percent; once again the Fund’s market price return of 7.84 percent lagged. As was true with second quarter returns, the Fund’s first half NAV return was inline or moderately ahead of most other benchmarks while the market price return lagged. First half results for the Fund and all relevant benchmarks were lower than second quarter returns owing to negative first quarter returns linked to the onset of the war with Iran.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	President’s Letter
(Unaudited)

On both a relative and absolute basis Fund returns were strong in the second quarter, owing in large measure to active management of the Fund’s manager lineup. On April 1, the Fund’s small-cap growth allocation was assigned to Congress Asset Management Company, a decision that supported the better quarterly return. We caution that the equity market remains very narrow and concentrated on AI and AI-adjacent stocks; we have seen some widening recently and view this as a decidedly positive development should it continue.

The discount at which Fund shares traded relative to their underlying NAV widened during the second quarter to a range of -9.4 percent to -13.0 percent; this compares with -8.9 percent to -11.3 percent in the first quarter.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.11 per share in the second quarter, bringing the total distributed to shareholders since 1997, when the distribution policy commenced, to $18.09 per share for a total of more than $511 million. The Fund’s distribution policy is a major component of the Fund’s total return, and we continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

As Congress Asset Management Company assumed management of the Fund’s small-cap allocation at the start of the second quarter, it was appropriate to highlight the views of Congress’ small-cap team for this semi-annual report. We invite shareholders to read the interview of team leader Gregg O’Keefe, CFA, which begins on page 9.

On-again/off-again fighting in the Middle East, inflation worries at home and doubts about the sustainability of outsized returns from a handful of technology/AI stocks could have derailed the equity market in the second quarter…but did not. The Fund participated in the good returns generated in the second quarter and we believe it is well positioned as we move through the balance of the year and beyond. We thank you for your ongoing support and commit to doing our very best for shareholders.

Sincerely,

Mark T. Haley, CFA

President

Liberty All-Star® Growth Fund, Inc.

The views expressed in the President’s Letter and the Manager Interview reflect the views of the President and Manager as of July 2026 and may not reflect their views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

Semi-Annual Report (Unaudited) | June 30, 2026	3

Liberty All-Star® Growth Fund	President’s Letter
(Unaudited)

Fund Statistics (Periods ended June 30, 2026)
Net Asset Value (NAV)	$6.24
Market Price	$5.47
Discount	-12.3%

	Quarter	Year-to-Date
Distributions*	$0.11	$0.23
Market Price Trading Range	$4.73 to $5.49	$4.55 to $5.52
Discount Range	-9.4% to -13.0%	-8.9% to -13.0%

Performance (Periods ended June 30, 2026)
Shares Valued at NAV with Dividends Reinvested	19.34%	11.26%
Shares Valued at Market Price with Dividends Reinvested	17.61%	7.84%
Dow Jones Industrial Average	13.38%	9.76%
Lipper Multi-Cap Growth Mutual Fund Average	19.67%	10.48%
NASDAQ Composite Index	21.60%	13.13%
Russell Growth Average	19.13%	11.61%
S&P 500® Index	15.20%	10.21%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2026 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Based on current estimates no portion of the distributions consist of a return of capital. Pursuant to Section 852 of the Internal Revenue Code, the taxability of distributions will be reported on Form 1099-DIV for 2026.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses. The returns shown for the Lipper Multi-Cap Growth Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index, the Russell Growth Average and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indexes can be found on page 31.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value. .

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	Table of Distributions and Rights Offerings
(Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8[1]	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009[2]	0.24
2010	0.25
2011	0.27
2012	0.27
2013	0.31
2014	0.33
2015[3]	0.77
2016	0.36
2017	0.42
2018	0.46	November	3	4.81
2019	0.46
2020	0.63	March	5	4.34
2021	1.02	June	5[1]	8.21
2022	0.50
2023	0.43
2024	0.47
2025	0.46
2026
1st Quarter	0.12
2nd Quarter	0.11
Total	$18.09

[1]	The number of shares offered was increased by an additional 25 percent to cover a portion of the oversubscription requests.
[2]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

Semi-Annual Report (Unaudited) | June 30, 2026	5

Liberty All-Star® Growth Fund	Stock Changes in the Quarter and Distribution Policy
(Unaudited)

The following are the largest ($2 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the second quarter of 2026, excluding transactions from the transition to Congress Asset Management Company, LLP.

	SHARES
Security Name	Purchases (Sales)	Held as of 6/30/26
Purchases
Alphabet, Inc.	16,270	41,325
Archrock, Inc.	68,000	68,000
Flowserve Corp.	31,200	31,200
Globus Medical, Inc.	26,700	26,700
Kulicke & Soffa Industries, Inc.	27,000	27,000
Mirion Technologies, Inc.	150,000	150,000
Roku, Inc.	21,100	21,100
Twilio, Inc.	12,200	12,200
Vita Coco Co., Inc.	33,000	33,000
Wheaton Precious Metals Corp.	17,300	17,300
Sales
Amazon.com, Inc.	(22,660)	7,289
Apple, Inc.	(16,440)	20,092
Houlihan Lokey, Inc.	(16,900)	0
Microsoft Corp.	(7,490)	12,620
Penumbra, Inc.	(10,150)	0
Primirous Services Corp	(26,000)	0
Rambus, Inc.	(17,500)	11,500
Sterling Infrastructure, Inc.	(5,500)	4,500
Texas Roadhouse, Inc.	(15,600)	0

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2026 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Top 20 Holdings & Economic Sectors
June 30, 2026 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
NVIDIA Corp.	3.82%
Alphabet, Inc.	3.71
Credo Technology Group Holding, Ltd.	1.66
nVent Electric PLC	1.61
Monolithic Power Systems, Inc.	1.48
Apple, Inc.	1.46
Moog, Inc.	1.39
Quanta Services, Inc.	1.38
Viking Holdings, Ltd.	1.36
Ascendis Pharma A/S	1.29
Enpro, Inc.	1.28
Modine Manufacturing Co.	1.28
Meta Platforms, Inc.	1.28
Ligand Pharmaceuticals, Inc.	1.27
Curtiss-Wright Corp.	1.27
Axon Enterprise, Inc.	1.25
Datadog, Inc.	1.24
Eli Lilly & Co.	1.19
Microsoft Corp.	1.18
Casey's General Stores, Inc.	1.15
31.55%

Economic Sectors*	Percent of Net Assets
Information Technology	32.37%
Industrials	23.40
Health Care	12.80
Consumer Discretionary	10.77
Communication Services	8.10
Financials	5.14
Materials	1.92
Consumer Staples	1.70
Energy	0.70
Other Net Assets	3.10
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Semi-Annual Report (Unaudited) | June 30, 2026	7

Liberty All-Star® Growth Fund	Investment Managers/ Portfolio Characteristics
(Unaudited)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS

AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Directors) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES

ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 31 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of June 30, 2026 (Unaudited)

	RUSSELL GROWTH			Market Capitalization Spectrum
	Smallcap Index	Midcap Index	Largecap Index	Congress (Small-Cap)	Congress (Mid-Cap)	Westfield	Total Fund
Number of Holdings	1,108	267	368	41	37	39	117
Percent of Holdings in Top 10	6%	20%	54%	34%	40%	56%	20%
Weighted Average Market Capitalization (billions)	$4.9	$42.8	$1,979.2	$7.1	$40.4	$1,804.1	$593.2
Average Five-Year Earnings Per Share Growth	16%	17%	19%	19%	18%	25%	21%
Average Five-Year Sales Per Share Growth	12%	16%	15%	10%	17%	17%	14%
Price/Sales Ratio	2.5x	4.0x	8.4x	3.9x	4.3x	9.2x	5.0x
Price/Book Value Ratio	5.1x	13.7x	11.9x	4.5x	7.9x	10.9x	6.7x

8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Manager Interview
(Unaudited)

Gregg O’Keefe, CFA Executive Vice President and Portfolio Manager Congress Asset Management Company

CONGRESS’ APPROACH TO SMALL-CAP GROWTH INVESTING FOCUSES ON

EARNINGS POWER TO INCREASE LONG-TERM ECONOMIC VALUE

In April, Congress Asset Management Company was appointed to manage the Fund’s small-cap growth allocation. Congress’ small-cap team seeks long-term capital appreciation by investing in companies that demonstrate changes in growth at consistently higher levels of profitability than other companies in their respective industries. We recently had the chance to talk with Gregg O’Keefe, CFA, Executive Vice President and Portfolio Manager, at Congress. The Fund’s Investment Advisor, ALPS Advisors, Inc., conducted the interview.

Shareholders are familiar with Congress as the firm that has managed the Fund’s mid-cap growth allocation since 2016. Now that Congress is also managing the small-cap growth allocation, let us ask you to summarize your small-cap core tenets, strategy and objectives. Assuming the two allocations generally follow a similar growth equity philosophy, other than capitalization range, how do they differ? Can capitalization alone make a significant difference between small- and mid-caps?

Congress’ approach to small-cap growth is guided by four core tenets.

The first is growth. We seek companies projected to grow revenue and earnings at a favorable rate compared to their competitors and the broader market, often supported by a strong competitive position in a stable or expanding industry. The second is profitability. We favor companies with positive earnings per share growth, expanding free cash flow and stable or improving margins.

Next is the franchise: We look for companies with management teams focused on their core business, complemented by goals aligned with stakeholder interests. The fourth core tenet is valuation. We assess companies in the context of their historical valuations, peer group and current economic conditions.

The two allocations Congress manages for Liberty All-Star Growth Fund are, in fact, quite different and one fact highlights this point: Currently, there is no overlap between the Fund’s small-cap and mid-cap holdings.

Semi-Annual Report (Unaudited) | June 30, 2026	9

Liberty All-Star® Growth Fund	Manager Interview
(Unaudited)

Now, can capitalization make a big difference in the equity market? Absolutely, though typically over the short term. Market participants that are investing based on momentum will generate diverse performance based on style and capitalization. Over a longer period, most successful financial investments are those whose economic values increase in direct proportion to their underlying earnings power.

‘Over a longer period, most successful financial investments are those whose economic values increase in direct proportion to their underlying earnings power.’

In recent years, large- and mega-cap companies propelled the S&P 500® Index as well as the Russell 1000® Growth Index to consistently outperform small-cap growth stocks. Year to date through June 30 small-cap stocks have turned the tables, building on momentum that surfaced last year. In your view, what’s behind the shift and does it have legs?

The outperformance largely has been driven by a resilient economy, reflected in double-digit earnings growth among smaller-cap stocks, supported by higher revenue and solid operating margins. We remain constructive on the long-term outlook for the U.S. economy. Domestic manufacturing is rebounding, and strong corporate balance sheets should support future investment. Given their significant U.S. exposure, small-cap companies are well positioned to benefit.

‘The outperformance of small-cap stocks largely has been driven by a resilient economy, reflected in double-digit earnings growth among these stocks, supported by higher revenue and solid operating margins.’

Tell us about two stocks in the portion of the Liberty All-Star® Growth Fund portfolio that you manage that are good examples of the Congress approach to small-cap growth investing.

The Vita Coco Company, Inc. (COCO) produces, supplies and distributes coconut water through a product line that includes coconut water, sparkling water, coconut milk and oil products. Vita Coco is a rare consumer staples company delivering both pricing power and accelerating volume growth. Its brand sits at the intersection of hydration, natural ingredients and functional wellness, with additional upside from emerging uses such as fitness and cocktail alternatives. As the category leader in its core markets, the company is benefiting from double-digit consumption growth and recent retail resets that suggest meaningful distribution expansion ahead.

A second holding that we would cite is JFrog Ltd. (FROG). JFrog provides supply chain solutions that allow client enterprises to automate the management and release of software updates. The company provides an end-to-end, hybrid, universal development operations platform that powers and controls the software supply chain. This enables organizations to continuously and securely deliver software updates across any system.

JFrog management remains confident following a strong quarter of AI-driven consumption growth. What seems to have changed is that AI code is now finally making it into production, which is when you start to see the increased usage of binary storage. The key question is whether the AI-driven overages seen in the first quarter are sustainable. Management believes that if enterprise demand for AI adoption continues, JFrog should see the benefit in revenue.

We welcome Congress’ small-cap team to the Fund and express our thanks for sharing insights into the team’s approach to small-cap growth investing.

10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
June 30, 2026 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (96.90%)
COMMUNICATION SERVICES (8.10%)
Entertainment (2.46%)
IMAX Corp.(a)(b)	74,000	$2,949,640
Roku, Inc.(a)	21,100	2,914,754
Spotify Technology SA(a)	2,520	1,157,008
TKO Group Holdings, Inc.	13,750	2,768,012
		9,789,414
Interactive Media & Services (5.64%)
Alphabet, Inc., Class A	41,325	14,768,315
Cargurus, Inc.(a)	76,000	2,590,840
Meta Platforms, Inc., Class A	9,000	5,069,610
		22,428,765
CONSUMER DISCRETIONARY (10.77%)
Broadline Retail (1.04%)
Amazon.com, Inc.(a)	7,289	1,737,260
Ollie's Bargain Outlet Holdings, Inc.(a)	31,000	2,383,280
		4,120,540
Diversified Consumer Services (0.96%)
Universal Technical Institute, Inc.(a)(b)	89,000	3,806,530

Hotels, Restaurants & Leisure (4.01%)
Brinker International, Inc.(a)	21,000	3,528,000
Cava Group, Inc.(a)	35,525	2,788,002
Expedia, Inc.	11,200	2,865,856
Marriott International, Inc., Class A	3,660	1,356,360
Viking Holdings, Ltd.(a)	51,675	5,408,822
		15,947,040
Household Durables (1.56%)
Champion Homes, Inc.(a)	37,000	3,260,440
DR Horton, Inc.	18,000	2,931,840
		6,192,280
Specialty Retail (2.05%)
Boot Barn Holdings, Inc.(a)	18,000	2,956,860
O'Reilly Automotive, Inc.(a)	19,000	1,749,710
Ross Stores, Inc.	16,200	3,448,170
		8,154,740
Textiles, Apparel & Luxury Goods (1.15%)
Tapestry, Inc.	31,300	4,581,694

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2026	11

Liberty All-Star® Growth Fund	Schedule of Investments
June 30, 2026 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
CONSUMER STAPLES (1.70%)
Beverages (0.55%)
Vita Coco Co., Inc.(a)	33,000	$2,182,620

Consumer Staples Distribution & Retail (1.15%)
Casey's General Stores, Inc.	5,775	4,589,912

ENERGY (0.70%)
Energy Equipment & Services (0.70%)
Archrock, Inc.	68,000	2,768,280

FINANCIALS (5.14%)
Banks (1.98%)
Ameris Bancorp	36,000	3,249,360
Atlantic Union Bankshares Corp.	67,000	2,834,770
Citigroup, Inc.	12,930	1,809,683
		7,893,813
Capital Markets (2.00%)
Morgan Stanley	7,880	1,647,235
PJT Partners, Inc.	17,000	2,565,980
Raymond James Financial, Inc.	24,500	3,724,735
		7,937,950
Financial Services (1.16%)
Toast, Inc.(a)	74,600	2,075,372
Visa, Inc., Class A	7,430	2,549,159
		4,624,531
HEALTH CARE (12.80%)
Biotechnology (4.73%)
Alnylam Pharmaceuticals, Inc.(a)	6,725	2,024,426
Ascendis Pharma A/S(a)	19,190	5,118,357
Gilead Sciences, Inc.	12,170	1,537,558
Halozyme Therapeutics, Inc.(a)(b)	33,300	2,606,391
TG Therapeutics, Inc.(a)	77,000	4,230,380
Vericel Corp.(a)	74,000	3,292,260
		18,809,372
Health Care Equipment & Supplies (4.14%)
Globus Medical, Inc.(a)	26,700	2,109,567
IDEXX Laboratories, Inc.(a)	4,895	2,576,924
LeMaitre Vascular, Inc.	28,000	2,686,880
LivaNova PLC(a)	45,000	3,700,350
Merit Medical Systems, Inc.(a)	32,000	2,218,880

See Notes to Financial Statements.
12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
June 30, 2026 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
UFP Technologies, Inc.(a)(b)	12,000	$3,181,560
		16,474,161
Health Care Providers & Services (0.68%)
Encompass Health Corp.	26,500	2,678,620

Life Sciences Tools & Services (0.79%)
Repligen Corp.(a)	23,000	3,138,120

Pharmaceuticals (2.46%)
Eli Lilly & Co.	3,939	4,724,555
Ligand Pharmaceuticals, Inc.(a)(b)	16,000	5,057,440
		9,781,995
INDUSTRIALS (23.40%)
Aerospace & Defense (6.84%)
Aerovironment, Inc.(a)(b)	13,000	2,145,910
Axon Enterprise, Inc.(a)	8,887	4,982,141
Curtiss-Wright Corp.	6,650	5,039,104
HEICO Corp.	9,500	3,383,805
Howmet Aerospace, Inc.	15,570	4,186,150
Karman Holdings, Inc.(a)(b)	39,260	1,959,859
Moog, Inc., Class A	13,000	5,509,920
		27,206,889
Building Products (1.84%)
CSW Industrials, Inc.	8,000	2,226,400
Modine Manufacturing Co.(a)	19,000	5,073,380
		7,299,780
Construction & Engineering (4.39%)
API Group Corp.(a)	86,300	3,654,805
EMCOR Group, Inc.	5,475	4,543,593
Quanta Services, Inc.	7,625	5,490,305
Sterling Infrastructure, Inc.(a)	4,500	3,777,120
		17,465,823
Construction & Farm Machinery (0.57%)
Caterpillar, Inc.	2,135	2,273,562

Electrical Equipment (3.67%)
AMETEK, Inc.	6,700	1,620,998
GE Vernova, Inc.	2,538	2,981,794
nVent Electric PLC	37,775	6,407,018
Vertiv Holdings Co.	10,678	3,575,208
		14,585,018

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2026	13

Liberty All-Star® Growth Fund	Schedule of Investments
June 30, 2026 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Machinery (4.32%)
Crane Co.	20,000	$4,461,400
Enpro, Inc.	13,500	5,088,555
Federal Signal Corp.	21,000	2,698,290
Flowserve Corp.(b)	31,200	2,313,792
John Bean Technologies Corp.	18,000	2,610,000
		17,172,037
Marine Transportation (0.68%)
Kirby Corp.(a)	20,000	2,719,400

Trading Companies & Distributors (1.09%)
Fastenal Co.	64,300	3,088,329
FTAI Aviation, Ltd.	4,560	1,233,617
		4,321,946
INFORMATION TECHNOLOGY (32.37%)
Communications Equipment (1.42%)
Arista Networks, Inc.(a)	11,630	1,975,704
InterDigital, Inc.(b)	13,000	3,680,690
		5,656,394
Computers & Peripherals (0.25%)
Sandisk Corp.(a)	438	995,894

Electronic Equipment, Instruments & Components (3.49%)
Advanced Energy Industries, Inc.	10,380	3,870,390
Corning, Inc.	4,360	1,113,675
Crane NXT Co.(b)	48,000	2,455,680
Mirion Technologies, Inc.(a)(b)	150,000	2,689,500
Novanta, Inc.(a)(b)	23,000	3,731,520
		13,860,765
IT Services (2.97%)
Cloudflare, Inc., Class A(a)	14,300	3,507,504
MongoDB, Inc.(a)	9,900	3,325,410
Snowflake, Inc., Class A(a)	9,680	2,463,560
Twilio, Inc., Class A(a)	12,200	2,517,226
		11,813,700
Semiconductors & Semiconductor Equipment (15.69%)
Advanced Micro Devices, Inc.(a)	3,680	2,137,749
Analog Devices, Inc.	3,250	1,290,802
Applied Materials, Inc.	1,875	1,355,625
Broadcom Inc.	11,438	4,320,705
Credo Technology Group Holding, Ltd.(a)	24,300	6,608,385
Kulicke & Soffa Industries, Inc.	27,000	3,611,520

See Notes to Financial Statements.
14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
June 30, 2026 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Lam Research Corp.	2,780	$1,204,657
Micron Technology, Inc.	2,340	2,701,039
MKS, Inc.	5,750	2,557,600
Monolithic Power Systems, Inc.	4,250	5,875,030
Nova, Ltd.(a)	3,500	1,900,290
NVIDIA Corp.	75,870	15,180,828
Power Integrations, Inc.	22,000	1,842,720
Qnity Electronics, Inc.	27,100	4,425,701
Rambus, Inc.(a)	11,500	1,526,510
Taiwan Semiconductor Manufacturing Co. Ltd.(c)	4,128	1,971,409
Teradyne, Inc.	8,000	3,870,720
		62,381,290
Software (6.85%)
ACI Worldwide, Inc.(a)	60,000	3,017,400
Commvault Systems, Inc.(a)	20,000	2,834,600
Datadog, Inc., Class A(a)	19,005	4,948,142
JFrog, Ltd.(a)	30,000	2,726,400
Microsoft Corp.	12,620	4,707,513
Palo Alto Networks, Inc.(a)	9,900	3,376,098
Salesforce, Inc.	8,790	1,377,041
ServiceNow, Inc.(a)	25,710	2,552,489
Synopsys, Inc.(a)	3,800	1,695,066
		27,234,749
Technology Hardware, Storage & Peripherals (1.70%)
Apple, Inc.	20,092	5,813,821
Seagate Technology PLC	975	940,875
		6,754,696
MATERIALS (1.92%)
Chemicals (1.43%)
Balchem Corp.	14,000	2,365,300
Sensient Technologies Corp.	27,000	3,328,830
		5,694,130
Metals & Mining (0.49%)
Wheaton Precious Metals Corp.	17,300	1,943,136

TOTAL COMMON STOCKS
(COST OF $296,041,055)		385,279,586

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2026	15

Liberty All-Star® Growth Fund	Schedule of Investments
June 30, 2026 (Unaudited)

	SHARES	VALUE
SHORT TERM INVESTMENTS (3.24%)
MONEY MARKET FUND (3.19%)
State Street Institutional US Government Money Market Fund, Premier Class, 3.58%(d)
(COST OF $12,672,114)	12,672,114	$12,672,114

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (0.05%)
State Street Navigator Securities Lending Government Money Market Portfolio, 3.66%
(COST OF $221,662)	221,662	221,662

TOTAL SHORT TERM INVESTMENTS
(COST OF $12,893,776)		12,893,776

TOTAL INVESTMENTS (100.14%)
(COST OF $308,934,831)		398,173,362

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.14%)		(572,345)

NET ASSETS (100.00%)		$397,601,017

NET ASSET VALUE PER SHARE
(63,717,677 SHARES OUTSTANDING)		$6.24

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $32,005,641.
(c)	American Depositary Receipt.
(d)	Rate reflects seven-day effective yield on June 30, 2026.

See Notes to Financial Statements.
16	www.all-starfunds.com

Liberty All-Star® Growth Fund	Statement of Assets and Liabilities
June 30, 2026 (Unaudited)

ASSETS:
Investments at value (Cost $308,934,831)(a)	$398,173,362
Dividends and interest receivable	62,211
Tax reclaim receivable	8,065
Prepaid and other assets	44,262
TOTAL ASSETS	398,287,900

LIABILITIES:
Investment advisory fee payable	248,036
Payable for collateral upon return of securities loaned	221,662
Payable for administration, pricing and bookkeeping fees	126,234
Accrued expenses	90,951
TOTAL LIABILITIES	686,883
NET ASSETS	$397,601,017

NET ASSETS REPRESENTED BY:
Paid-in capital	$295,522,160
Total distributable earnings	102,078,857
NET ASSETS	$397,601,017

Shares of common stock outstanding (authorized 200,000,000 shares at $0.10 Par)	63,717,677
NET ASSET VALUE PER SHARE	$6.24

(a)	Includes securities on loan of $32,005,641.

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2026	17

Liberty All-Star® Growth Fund	Statement of Operations
For the Six Months Ended June 30, 2026 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $4,741)	$857,629
Securities lending income	20,461
TOTAL INVESTMENT INCOME	878,090

EXPENSES:
Investment advisory fee	1,426,760
Administration, pricing and bookkeeping fees	359,501
Audit fee	10,618
Custodian fee	19,092
Directors' fees and expenses	112,847
Insurance expense	8,047
Legal fees	17,070
NYSE fee	31,202
Proxy fees	15,354
Shareholder communication expenses	12,418
Transfer agent fees	42,117
Miscellaneous expenses	5,844
TOTAL EXPENSES	2,060,870
NET INVESTMENT LOSS	(1,182,780)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investments	34,910,584
Net change in unrealized appreciation on investments	5,601,642
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	40,512,226
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$39,329,446

See Notes to Financial Statements.
18	www.all-starfunds.com

Liberty All-Star® Growth Fund	Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2026 (Unaudited)	For the Year Ended December 31, 2025
FROM OPERATIONS:
Net investment loss	$(1,182,780)	$(2,357,286)
Net realized gain on investments	34,910,584	29,482,393
Net change in unrealized appreciation/(depreciation) on investments	5,601,642	(12,424,534)
Net Increase in Net Assets From Operations	39,329,446	14,700,573

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(14,506,928)	(28,408,678)
Total Distributions	(14,506,928)	(28,408,678)

CAPITAL SHARE TRANSACTIONS:
Dividend reinvestments	4,428,622	9,617,483
Net increase resulting from Capital Share Transactions	4,428,622	9,617,483
Total Increase/(Decrease) in Net Assets	29,251,140	(4,090,622)

NET ASSETS:
Beginning of period	368,349,877	372,440,499
End of period	$397,601,017	$368,349,877

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2026	19

Liberty All-Star® Growth Fund
Financial Highlights

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Net realized gain on investments
Return of capital
Total Distributions
Change due to rights offering(b)
Net asset value at end of period
Market price at end of period

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(c)
Based on net asset value
Based on market price

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate

(a)	Calculated using average shares outstanding during the period.
(b)	Effect of Fund's rights offering for shares at a price below net asset value, net of costs.
(c)	Calculated assuming all distributions are reinvested at actual reinvestment prices and all primary rights in the Fund's rights offerings were exercised. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period. Past performance is not a guarantee of future results.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.
20	www.all-starfunds.com

Financial Highlights

For the Six Months Ended June 30, 2026		For the Year Ended December 31,
(Unaudited)		2025	2024	2023	2022	2021

$5.86		$6.10	$5.75	$5.23	$8.25	$7.98

(0.02)		(0.03)	(0.03)	(0.03)	(0.04)	(0.06)
0.63		0.25	0.85	0.98	(2.48)	1.46
0.61		0.22	0.82	0.95	(2.52)	1.40

(0.23)		–	–	(0.02)	–	–
–		(0.46)	(0.47)	–	(0.50)	(1.02)
–		–	–	(0.41)	–	–
(0.23)		(0.46)	(0.47)	(0.43)	(0.50)	(1.02)
–		–	–	–	–	(0.11)
$6.24		$5.86	$6.10	$5.75	$5.23	$8.25
$5.47		$5.30	$5.65	$5.28	$4.93	$9.00

11.3	%(d)	4.6%	15.5%	19.4%	(31.0%)	18.1%
7.8	%(d)	2.1%	16.5%	16.3%	(40.4%)	25.4%

$398		$368	$372	$340	$299	$456
1.13	%(e)	1.12%	1.18%	1.13%	1.14%	1.12%
(0.65	%)(e)	(0.65%)	(0.59%)	(0.49%)	(0.60%)	(0.66%)
65	%(d)	60%	68%	39%	31%	42%

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2026	21

Liberty All-Star® Growth Fund	Notes to Financial Statements
June 30, 2026 (Unaudited)

NOTE 1. ORGANIZATION

Liberty All-Star® Growth Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks long-term capital appreciation.

Fund Shares

The Fund may issue 200,000,000 shares of common stock at $0.10 par.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services - Investment Companies. In regards to Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”), the Chief Operating Decision Maker (“CODM”) monitors the operating results of the Fund as a whole. The Fund's Treasurer is the CODM for the Fund. The Fund’s financial information is used by the CODM to assess each segment’s performance. The CODM has determined that the Fund is a single operating segment as defined by ASU 2023-07 that recognizes revenues and incurs expenses. This is supported by the single investment strategy of the Fund, against which the CODM assesses performance.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the 1940 Act, which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value ("NAV") per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Directors (the "Board"). The Board has designated ALPS Advisors, Inc. (the “Advisor” or “AAI”) as the Fund’s Valuation Designee (as defined in Rule 2a-5 under the 1940 Act). The Valuation Designee is responsible for determining fair value in good faith for all Fund investments, subject to oversight by the Board. When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Advisor's Valuation Committee, using fair valuation procedures established by the Valuation Designee. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian.

22	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements
June 30, 2026 (Unaudited)

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions are recorded on the ex-date.

Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 20% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Semi-Annual Report (Unaudited) | June 30, 2026	23

Liberty All-Star® Growth Fund	Notes to Financial Statements
June 30, 2026 (Unaudited)

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending positions and related cash and non-cash collateral received as of June 30, 2026:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$32,005,641	$221,662	$32,540,652	$32,762,314

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of June 30, 2026:

	Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
State Street Navigator	$221,662	$–	$–	$–	$221,662
Total Borrowings					$221,662
Gross amount of recognized liabilities for securities lending (collateral received)					$221,662

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

24	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements
June 30, 2026 (Unaudited)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2026:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$385,279,586	$–	$–	$385,279,586
Short Term Investments	12,893,776	–	–	12,893,776
Total	$398,173,362	$–	$–	$398,173,362

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period. There were no transfers into or out of Level 3 during the six months ended June 30, 2026.

Semi-Annual Report (Unaudited) | June 30, 2026	25

Liberty All-Star® Growth Fund	Notes to Financial Statements
June 30, 2026 (Unaudited)

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its common shares totaling approximately 8% of its net asset value per year. The distributions are payable in four quarterly distributions of 2% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. RISKS

Investment and Market Risk

An investment in shares is subject to investment risk, including the possible loss of the entire amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund, most of which are anticipated to be traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Shares at any point in time may be worth less than their original cost, even after taking into account the reinvestment of dividends and other distributions.

Common Stock Risk

The Fund is not limited in the percentage of its assets that may be invested in common stocks and other equity securities, and therefore a risk of investing in the Fund is common stock or equity risk. Equity risk is the risk that the market value of securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater payment risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in their returns.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. In certain market conditions, prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as the stock market in general.

Foreign Currency Risk

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments insecurities at fiscal period end, resulting from changes in exchange rates.

26	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements
June 30, 2026 (Unaudited)

Market Disruption and Geopolitical Risk

Social, political, and economic events, such as natural disasters and health emergencies (e.g., epidemics and pandemics, such as the COVID-19 outbreak), ongoing U.S military activities and political developments, as well as the threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market, world economies and markets generally, and may lead to volatility in the value of the Fund’s investments. These types of events may develop quickly and unexpectedly and could significantly impact issuers, industries, governments and other systems, including financial markets. Global systems are increasingly interconnected, and an event in one area of the world may have adverse effects in other economies and financial markets. It is difficult to predict the timing or duration of an event, or its impact on the Fund and its shareholders.

NOTE 4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations.

Classification of Distributions to Shareholders

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are determined at the time in which distributions are paid, which may occur after the fiscal year end. Accordingly, tax basis balances have not been determined as of June 30, 2026.

The tax character of distributions paid during the year ended December 31, 2025 were as follows:

Distributions Paid From:	December 31, 2025
Long-term capital gains	$28,533,240
Total	$28,533,240

The Fund declared a distribution of $7,490,270 with an ex-date in 2025 that was paid in 2026. $5,381,357 of this is not included above, and the tax character of such distributions will be determined at the end of 2026.

Semi-Annual Report (Unaudited) | June 30, 2026	27

Liberty All-Star® Growth Fund	Notes to Financial Statements
June 30, 2026 (Unaudited)

As of June 30, 2026, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments was as follows:

Cost of Investments	Gross unrealized Appreciation (excess of value over tax cost)	Gross unrealized Depreciation (excess of tax cost over value)	Net Unrealized Appreciation
$309,123,333	$99,192,358	$(10,142,329)	$89,050,029

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales. In addition, certain tax cost basis adjustments are finalized at fiscal year-end and therefore have not been determined as of June 30, 2026.

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the six months ended June 30, 2026, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 5. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

AAI serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.80%
Over $300 million	0.72%

Investment Advisory Fees for the six months ended June 30, 2026 are reported on the Statement of Operations.

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.40%
Over $300 million	0.36%

28	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements
June 30, 2026 (Unaudited)

Administration, Bookkeeping and Pricing Services

ALPS Fund Services, Inc. (“ALPS”), an affiliate of AAI, serves as the administrator to the Fund and the Fund has agreed to pay expenses incurred in connection with this service. Pursuant to an Administrative, Bookkeeping and Pricing Services Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration, Pricing and Bookkeeping fees paid by the Fund for the six months ended June 30, 2026 are disclosed in the Statement of Operations.

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Fees Paid to Officers

All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Directors has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 6. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the six months ended June 30, 2026, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $238,585,208 and $261,202,469 respectively.

NOTE 7. CAPITAL TRANSACTIONS

During the six months ended June 30, 2026 and the year ended December 31, 2025, distributions in the amounts of $4,428,622 and $9,617,483 respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 854,895 and of 1,794,753 shares, respectively.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

Semi-Annual Report (Unaudited) | June 30, 2026	29

Liberty All-Star® Growth Fund	Notes to Financial Statements
June 30, 2026 (Unaudited)

NOTE 8. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

NOTE 9. OTHER MATTERS

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes. A January 2023 Memorandum of Decision and Order issued by a Massachusetts Superior Court judge has held that a by-laws provision limiting the ability of shareholders to vote shares in excess of a specified amount is not permissible under the Investment Company Act of 1940. As a result of this decision, there is some uncertainty whether a registered investment company such as the Fund may rely on the Maryland Business Control Share Acquisition Act.

NOTE 10. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements are issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

30	www.all-starfunds.com

Liberty All-Star® Growth Fund	Description of Lipper Benchmark and Market Indices
(Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have above-average characteristics compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell Top 200® Growth Index

Measures the performance of those Russell Top 200® companies with lower book-to-price-ratios and higher growth values. The Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with lower book-to-price-ratios and higher growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap® companies with lower book-to-price-ratios and higher growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000® companies with lower book-to-price-ratios and higher growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell Growth Average

The average of the Russell Top 200®, Midcap® and 2000® Growth Indices.

S&P 500® Index

A large cap U.S. equities index that includes 500 leading companies and covers approximately 80% of available market capitalization.

An investor cannot invest directly in an index.

Semi-Annual Report (Unaudited) | June 30, 2026	31

ALL-STAR® GROWTH FUND

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

CUSTODIAN
State Street Bank & Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, Rhode Island 02940-3006
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

DIRECTORS
Thomas W. Brock, Chairman
Edmund J. Burke
Jennifer E. Hoopes
Milton M. Irvin
Maureen K. Usifer

OFFICERS
Mark T. Haley, CFA, President
Robert Milas, CFA, CAIA, Vice President
Erich Rettinger, Treasurer
Gina Meyer, Assistant Treasurer
Sareena Khwaja-Dixon, Secretary
Matthew Sutula, Chief Compliance Officer

ASG
LISTED
NYSE

Annual Certifications — As required, on September 2, 2025, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to reports filed with the Securities and Exchange Commission ("SEC") on a semi-annually basis on Form N-CSR.

A description of the Fund's proxy voting policies and procedures is available (i) on the SEC's website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund's Form N-PORTs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL★STAR®
FUNDS

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

ASG
LISTED
NYSE

Liberty All-Star® Growth Fund

Secondary market support provided to the Fund by ALPS Advisors, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable to this report.

Item 3. Audit Committee Financial Expert.

Not applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this report.

Item 6. Investments.

(a)	The Registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included as part of the report of shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to the semi-annual report.

(b) As of April 1, 2026 Weatherbie Capital, LLC was removed as a sub-adviser of the Registrant.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended June 30, 2026, there were no purchases made by or on behalf of the Registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act

Item 15. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the semi-annual report.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable to this report.

(a)(2)	Not applicable to this report.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ Mark Haley
Mark Haley (Principal Executive Officer)
President

Date:	September 4, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ Mark Haley
Mark Haley (Principal Executive Officer)
President

Date:	September 4, 2026

By:	/s/ Erich Rettinger
Erich Rettinger (Principal Financial Officer)
Treasurer

Date:	September 4, 2026